UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2018

UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09712	62-1147325
(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation or organization)	File Number)

8410 West Bryn Mawr, Chicago, Illinois 60631
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□		Emerging growth company

□

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to Item 5.02(e) of Form 8-K, United States Cellular Corporation (U.S. Cellular) is filing this Form 8-K to report the amount of bonuses paid to its named executive officers in 2018 with respect to 2017 performance.

Officers are not entitled to any bonus unless and until paid.

In accordance with Instruction 4 of Item 5.02, the below persons include the persons who were identified as named executive officers in U.S. Cellular’s most recent proxy statement filing with the Securities and Exchange Commission on April 11, 2017, and who will continue to be named executive officers in the 2018 proxy statement.

The following amounts of bonuses were paid on March 8, 2018, relating to 2017 performance to the below persons:

	Kenneth R. Meyers	Steven T. Campbell	Jay M. Ellison	Michael S. Irizarry	Deirdre C. Drake
Bonus Paid in 2018 for 2017 Performance	$1,066,100	$480,000	$536,700	$451,200	$266,000

The above shows the entire amount of the bonus paid, whether or not some or all of such bonus has been deferred and whether or not some portion of such amount will be reported as non-equity incentive plan compensation in the 2018 proxy statement.

U.S. Cellular established guidelines and procedures for awarding bonuses to the President and CEO, Kenneth R. Meyers.  These guidelines and procedures were filed by U.S. Cellular as Exhibit 10.2 to U.S. Cellular's Form 8-K dated August 19, 2014.

The above bonus payments to the other named executive officers were made pursuant to the U.S. Cellular 2017 Executive Officer Annual Incentive Plan, as approved both by U.S. Cellular’s Chairman and by U.S. Cellular’s President and Chief Executive Officer.  Neither the Chairman nor the President and Chief Executive Officer participate in such plan.  A copy of this plan was filed with the SEC as Exhibit 10.1 to U.S. Cellular’s Form 8-K dated May 15, 2017.  The bonus payments to the other officers under this plan reflect U.S. Cellular’s company performance in 2017 of 117.5% and individual performance and other factors, as set forth in this plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES CELLULAR CORPORATION
(Registrant)

Date:	March 14, 2018	By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President - Finance,
Chief Financial Officer and Treasurer
(principal financial officer)